UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                  CURRENT REPORT
    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): November 18, 2004
                                                  --------------------



                         CANTERBURY CONSULTING GROUP, INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)



Pennsylvania                        0-15588                   23-2170505
------------                   ----------------        ----------------------
State or other jurisdiction    (Commission                (IRS Employer
of incorporation)               File Number)              Identification No.)



352 Stokes Road, Suite 200,  Medford, New Jersey                 08055
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(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code:  (609) 953-0044
                                                   -------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[x] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement
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On November 18, 2004, Canterbury Consulting Group, Inc. (the "Company")
entered into an Agreement and Plan of Merger (the "Merger Agreement"), dated November 16, 2004, between the Company and CCG Group, Inc. ("CCG"). The Merger Agreement provides for the merger of CCG with and into the Company, with the Company as the surviving corporation (the "Merger"), pursuant to the terms and conditions of the Merger Agreement, as soon as practicable after the approval of the Merger Agreement by the Company's stockholders and the satisfaction or waiver of the conditions to the Merger. The primary purpose of the Merger is to make the Company a privately owned entity.

The stockholders of CCG are Stanton M. Pikus, Chairman of the Board of Directors of the Company; Kevin J. McAndrew, President, Chief Executive Officer, Chief Financial Officer, Treasurer and Director of the Company; Jean
Z. Pikus, Vice President and Secretary of the Company; Alan Manin, Director of the Company; Frank Cappiello, Director of the Company; Patricia Bednarik, President of USC/Canterbury Corp.; Daniel Kenyon, the Company's Corporate
Sales Manager; Thomas Spurlock, Canterbury's wholly-owned subsidiaries Training Division Vice President of Operations; The Matthew Zane Pikus Trust, Jack Uris, Trustee, Louis Kassen IRA, Louis Kassen Trustee, Marlene LaMont Levy; Richard Molinsky; Richard Zwerlein; Aaron Alter; and Mathews & Associates, Inc. These individuals formed CCG for the purpose of entering into the Merger.

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger:

o	Each share of the Company's common stock held by CCG and its stockholders will remain issued and outstanding upon and after the effective time and will represent one share of the Company's common stock; and


o	Each share of the Company's common stock held by all of the Company's other stockholders will be canceled and converted into the right to receive $0.40 in cash consideration, without interest.

As a result of the Merger, the Company will be owned by the stockholders of CCG and will be a privately owned entity whose shares will no longer be traded in the public market. Following the Merger, the Company plans to terminate the registration of its common stock and reporting obligations under the Securities Exchange Act of 1934, as amended.

	The Merger is subject to a number of conditions, including stockholder approval.


ITEM 9.01 Financial Statements and Exhibits


      (c)  Exhibits

           Number                   Description

           99.1 Canterbury Signs Definitive Agreement To Go Private at $0.40 Per Share *** Will File Preliminary Proxy with SEC

                             SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CANTERBURY CONSULTING GROUP, INC.
                                         BY: /s/ Kevin J. McAndrew
                                         ----------------------------
                                         Kevin J. McAndrew, President
Dated: November 22, 2004